UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2010

Aradigm Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3929 Point Eden Way, Hayward, California		94545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(510) 265-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2010, Aradigm Corporation (the "Company") convened its Annual Meeting of Shareholders (the "Meeting"). Four proposals were presented and voted on and the results for three of the proposals were reported at the Meeting. The polls closed with respect to proposal 1 (re-election of directors), proposal 2 (amending the Company’s 2005 Equity Incentive Plan) and proposal 4 (ratification of the selection of the Company’s independent registered public accounting firm), but remain open for proposal 3 (amending the Company's Amended and Restated Articles of Incorporation). The Meeting was adjourned and will reconvene at the Company’s offices located at 3929 Point Eden Way, Hayward, California, 94545 at 9:00 a.m. local time on May 28, 2010 in order to give the shareholders of the Company holding over 17 million un-voted shares sufficient opportunity to cast votes on proposal 3, which is a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 225,000,000 as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2010. Set forth below are the results reported at the Meeting for proposals 1, 2 and 4.

Proposal 1 – Re-election of Frank H. Barker, Igor Gonda, John M. Siebert and Virgil D. Thompson as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

All of the following four nominees for directors were re-elected to hold offices until the next annual meeting of shareholders and until their successors are elected:

Nominee For Withheld Non-votes
Frank H. Barker 66,298,592 4,613,149 14,449,980
Igor Gonda 68,421,735 2,490,006 14,449,980
John M. Siebert 68,863,009 2,048,732 14,449,980
Virgil D. Thompson 68,849,093 2,062,648 14,449,980

Proposal 2 – Amendment of the Company’s 2005 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 4,000,000 shares.

For: 61,110,252
Against: 9,679,241
Abstained: 122,248
Non-votes: 14,449,980

Proposal 2 received "For" votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 2 therefore passed.

Proposal 4 – Ratification of the selection of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

For: 84,314,630
Against: 601,377
Abstained: 445,714
Non-votes: 0

Proposal 4 received "For" votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 4 therefore passed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aradigm Corporation

May 18, 2010	By:	D. Jeffery Grimes

Name: D. Jeffery Grimes
Title: Vice President, Legal Affairs, General Counsel & Corporate Secretary